Exhibit 99.2

                              OFFICER'S CERTIFICATE

      In connection with the Annual Report of Envirokare Tech, Inc. (the "Company") on Form 10-KSB for the period ended December 31,2002, as filed with the Securities and Exchange Commission on March 28, 2003 (the "Report"), I, Jonathan Edelstein, Treasurer (Principal Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 14th day of April, 2003.


                                                   /S/    JONATHAN EDELSTEIN
                                                   -------------------------
                                                   Name:  Jonathan Edelstein
                                                   Title: Treasurer (Principal
                                                          Financial Officer)